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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2002


                               VSI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            Georgia                      1-12942                  22-2135522
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
         incorporation)                                      Identification No.)

          41000 Woodward Avenue, Bloomfield Hills, Michigan 48304-2263
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 644-0500

          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit Reference Number                 Exhibit Description

         99.1                            *Press Release dated February 25, 2002

-------------------
* Filed herewith

ITEM 9.  REGULATION F-D DISCLOSURE

         On February 25, 2002, VSI Holdings, Inc. issued the press release filed as an exhibit to this report.

         Certain statements in the press release included as an exhibit to this report are forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements involve a number of risks, uncertainties, and other factors including potential changes in market conditions that could cause actual results to differ materially. Please refer to the Company's filings with the Securities and Exchange Commission for a discussion of certain important factors that relate to forward looking statements contained herein. Although the Company believes that the expectations reflected in any such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VSI HOLDINGS, INC.



Date:    February 25, 2002              By:   /s/ Steve Toth, Jr.
                                            -------------------------------
                                        Name: Steve Toth, Jr.
                                        Its:  Chairman and CEO


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                                 EXHIBIT INDEX



Exhibit                  Exhibit
Number                 Description
------                 -----------

EXHIBIT 99.1           PRESS RELEASE